Warrants reserve	9 Months Ended
May 31, 2026
Warrants Reserve
Warrants reserve

16.	Warrants reserve

	Number of warrants	Weighted average exercise price per share	Weighted average remaining contractual life (years)
Balance – August 31, 2025	36,190,769	$0.62	0.9
Warrants exercised	(34,652,309)	$0.61	0.0
Warrants expired	(1,538,460)	$0.80	0.0
Balance – May 31, 2026	-	-	-

During the nine months ending May 31, 2026, a total of 34,652,309 warrants were exercised at a weighted average exercise price of $0.61 per warrant, resulting in cash proceeds of approximately $21.0 million and the Company paid broker fees of $1.4 million. Upon exercise, the related fair values previously recognized in the warrants reserve and derivative financial instrument liability were reclassified to share capital.

In addition, 1,538,461 warrants expired unexercised during the period. The associated amount recorded in the warrants reserve continued to be recognized in the Warrant Reserve within equity in accordance with the Company’s accounting policy.

As at May 31, 2026, the Company had no warrants outstanding (August 31, 2025 – 36,190,769). Following the expiry of the remaining unexercised warrants, the balance of the warrant reserve attributable to expired equity-classified warrants was reclassified to contributed surplus in accordance with the Company's accounting policy.